LEASE LIABILITIES	12 Months Ended
Dec. 31, 2021
LEASE LIABILITIES
LEASE LIABILITIES

28.LEASE LIABILITIES

	2021	2020
	£’000	£’000
Lease liability – current	7	3,470
Lease liability – non current	370	3,910

During the year as part of the acquisition of the GPUone subsidiaries (see note 17) the company acquired a lease on the land of one of the data centres. This is a long term lease expiring in 2072 at an interest rate of 5.5% with limited conditions, which in the opinion of the directors will be met. The material condition of this lease is that CAD 1.5m will be spent on the buildings to maintain upkeep during the lease period.

In late 2020, the Company entered into a lease agreement with Celsius Network for mining hardware at an interest rate of 12% per annum. In December 2021, the Company settled the outstanding amount of the lease.

During the year £114,000 of interest was paid in respect of the assumed mortgages and £8,000 was paid in respect of the land lease liability.